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                                  EXHIBIT 10.7


    Registrant's 1992 Non-Employee Directors' Stock Option Plan, as amended.



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                          ISIS PHARMACEUTICALS, INC.
                1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           Adopted on July 20, 1992
                            Amended March 4, 1993
                          Amended February 28, 1996
                          Amended September 6, 1996

1.   PURPOSE.

     (a) The purpose of the 1992 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Isis Pharmaceuticals, Inc., a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.   ADMINISTRATION.

     (a) The Plan will be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

     (b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:



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              (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

              (2)     To amend the Plan as provided in paragraph 11.

              (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than 2 members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.    SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan will not exceed in the aggregate 300,000 shares of the Company's common stock. If any option granted under the Plan will for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option will again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY.

     Options will be granted only to Non-Employee Directors of the Company.



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5.   NON-DISCRETIONARY GRANTS.

     (a) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director of the Company will, upon the date of his initial election to be a Non- Employee Director by the Board or stockholders of the Company, be granted an option to purchase 18,000 shares of common stock of the Company on the terms and conditions set forth herein.

     (b) On July 1 of each year, commencing July 1, 1996, each person who is then a Non- Employee Director of the Company will be granted an option to purchase 4,000 shares of common stock of the Company on the terms and conditions set forth herein. Should the date of grant set forth above be a legal holiday, such grant will be made on the next business day.

6.   OPTION PROVISIONS.

     Each option will contain the following terms and conditions:

     (a) No option will be exercisable after the expiration of 10 years from the date it was granted.

     (b) The exercise price of each option will be 100% of the fair market value of the stock subject to such option on the date such option is granted.

     (c) The purchase price of stock acquired pursuant to an option will be paid, to the extent permitted by applicable statutes and regulations, either in cash at the time the option is exercised, or by delivery to the Company of shares of common stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (3) by a combination of such methods of payment.

     (d) An option will not be transferable except as determined by the Board.

     (e) An option will vest with respect to each optionee in 4 equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire year prior to such vesting date, continuously served as a Non- Employee Director or as an employee of or consultant to the Company or any Affiliate of the


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Company, whereupon such option will become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, will be inoperative if (I) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company will keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking will not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company will be relieved from any liability for failure to issue and sell stock upon exercise of such options.



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8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan will constitute general funds of the Company.


9.   MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or will affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, will have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as will have been reserved for him pursuant to an option granted to him.

     (d) In connection with each option made pursuant to the Plan, it will be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination


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of shares, exchange of shares, change in corporate structure or otherwise), the
Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation;
(iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then, to the extent permitted by applicable law, the time during which outstanding options may be exercised will be accelerated to permit the optionee to exercise all such options prior to such merger, consolidation, reverse merger or reorganization, and the options terminated if not exercised prior to such event.


11.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board will not amend the plan more than once every six months, with respect to the provisions of the plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will:

          (1) Increase the number of shares reserved for options under the Plan; or

          (2) Modify the requirements as to eligibility for participation in the Plan or modify any other term of the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act).

     (b) Rights and obligations under any option granted before any amendment of the Plan will not be altered or impaired by such amendment of the Plan unless
(i) the Company

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requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on July 1, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect will not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

     (a) The Plan will become effective on July 20, 1992.

     (b) No option granted under the Plan will be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.


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Optionee:_________________________________________________Date:_________________

                          ISIS PHARMACEUTICALS, INC.
                     SUPPLEMENTAL STOCK OPTION AGREEMENT





Isis Pharmaceuticals, Inc. (the "Company"), pursuant to its 1992 Non-Employee Directors' Stock Option Plan (the "Plan") has this day granted to the undersigned optionee, an option to purchase shares of the common stock of the Company ("Common Stock") as described herein. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). This option is subject to all of the terms and conditions as set forth herein and on Attachment I hereto, which is incorporated herein in its entirety.


                       Number of Shares Subject to Option:______________________

VESTING SCHEDULE:
   Number of Shares (installment)         Date of Earliest Exercise (vesting)

   ------------------------------         -----------------------------------
   ------------------------------         -----------------------------------
   ------------------------------         -----------------------------------
   ------------------------------         -----------------------------------


Exercise Price Per Share:        (1)      Expiration Date:                   (2)
                          -------                         -------------------

Isis Pharmaceuticals, Inc.

By:______________________________         Optionee:_____________________________
Duly authorized on behalf of
  the Board of Directors                  Address:


OPTIONEE:

Acknowledges receipt of the option as described herein and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.

(1)Not less than 100% of the fair market value of the Common Stock on the date of grant of this option.

(2)Less than 10 years from the date of grant of this option.


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                                  ATTACHMENT I

                       TERMS OF SUPPLEMENTAL STOCK OPTION

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is set forth on the first page of the Supplemental Stock Option Agreement. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment indicated in the Vesting Schedule set forth on the first page of the Supplemental Stock Option Agreement on or after the date of vesting applicable to such installment.

         2. (i) The Exercise Price of this option is set forth on the first page of the Supplemental Stock Option Agreement.

           (ii) Upon exercise of all or any part of each installment which has become exercisable by you, payment of the exercise price per share is due, in full, either (a) in cash (including check), or (b) by delivery of shares of Common Stock that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (c) by a combination of such methods of payment.

         3. The minimum number of shares with respect to which this option may be exercised at any one time is 1,000, unless the number of shares available for exercise (that is, the remaining vested shares pursuant to paragraph 1) equals less than 1,000 shares, in which case the minimum number of shares exercised must equal the number of shares then vested.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and terminates on the Expiration Date (which date shall be no more than 10 years from the date this option is granted). However, this option may be exercised following termination of your service as a non-employee director, or as an employee of or consultant to the Company or an affiliate of the Company (as defined in the Plan) only as to that number of shares as to which it was exercisable on the date of termination under the provisions of paragraph 1 of this option.

         6. (i) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

           (ii) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: the exercise of this option; the



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lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or the disposition of shares acquired upon such exercise.

         7. This option is not transferable except by will or by the laws of descent and distribution, and is exercisable during your lifetime only by you; notwithstanding the foregoing, you may transfer part or all of this option to any of the following:

           (i) your spouse, children (by birth or adoption), stepchildren, grandchildren, or parents;

           (ii) a trust or other entity established solely for your benefit or the benefit of your spouse, children (by birth or adoption), stepchildren, grandchildren, or parents for estate planning purposes; or,

           (iii) an organization which is exempt from taxation under Section 501(c)(3) of the Code or to which tax-deductible charitable contributions may be made under Section 170 of the Code.

         Furthermore, you may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of your death, will thereafter be entitled to exercise the option.

         8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue as a director of the Company.

         9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, 5 days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Attachments:

         1992 Non-Employee Directors' Stock Option Plan
         Notice of Exercise


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